OCTOBER 15, 1995


           DELAWARE GROUP DELCHESTER HIGH-YIELD BOND FUND, INC.
                           (September 29, 1994)
                   DELAWARE GROUP GOVERNMENT FUND, INC.
                           (September 29, 1994)
                     DELAWARE GROUP DELCAP FUND, INC.
                            (November 29, 1994)
                    DELAWARE GROUP DELAWARE FUND, INC.
                               Delaware Fund
                                Devon Fund
                            (December 30, 1994)
                     DELAWARE GROUP DECATUR FUND, INC.
                            Decatur Income Fund
                            (January 30, 1995)
                         Decatur Total Return Fund
                            (January 30, 1995)
                      DELAWARE GROUP VALUE FUND, INC.
                            (January 30, 1995)
            DELAWARE GROUP GLOBAL AND INTERNATIONAL FUNDS, INC.
                        International Equity Series
                            Global Bond Series
                           Global Assets Series
                             (March 10, 1995)
            DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
                       Limited-Term Government Fund
                             (August 29, 1995)

              Supplement to Prospectuses Dated as Noted Above Participants in 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between Delaware Distributors, L.P. ("the Distributor") and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares") as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares") are, with respect to investments made under an Allied Plan, permitted the following exchange privileges. These privileges do not limit the exchange privileges to which those participants are otherwise entitled as Fund shareholders. Such participants may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. (No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.)

Rights of Accumulation

With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by a participant under the Allied Plan, may be combined with the dollar amount of new purchases by that participant to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares, in accordance with the terms of the Combined Purchases Privilege and Reduced Front-End Sales Charges sections under the Prospectus heading Buying Shares.

Dealer's Commission and Limited Contingent Deferred Sales Charge
("CDSC") for Certain Purchases of Eligible Delaware Group Fund
Shares

A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group shares, all participant holdings in the Allied Plan will be aggregated. See Reduced Front End Sales Charges under the section titled Buying Shares in the Prospectus.

A limited CDSC of 1% applies to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid, as described in the Prospectus section Contingent Deferred Sales Charges for Purchases of Class A Shares. Waivers of this limited CDSC noted in the Prospectus apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group shares are exchanged into eligible non-Delaware Group fund shares, Delaware will impose the limited CDSC at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charges for Certain Purchases of Class A Shares made at Net Asset Value under the Redemption and Exchange section in the Prospectus.